QWST

Harbor Small Cap Explorer ETF

Summary Prospectus – April 6, 2023
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated April 6, 2023, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1],[2]	0.00%
Total Annual Fund Operating Expenses	0.80%
1  Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 “Other Expenses” are estimated for the current fiscal year.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
One Year	Three Years
$82	$255

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund had not commenced operations as of the date of this Prospectus and no portfolio turnover rate existed at the time of this publication.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common stocks of small cap companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small cap companies. The Fund defines small cap companies as those having a market capitalization in the range of the Russell 2500® Index, excluding its largest 250 companies, at the time the Fund purchases the security. As of March 15, 2023, that range was $3.96 million to $6.03 billion, but it is expected to change frequently.
The Fund employs a multi-manager approach to achieve its investment objective. The Fund’s investment adviser, Harbor Capital Advisors, Inc. (the “Advisor”) is responsible for selecting and overseeing investment subadvisers (each, a “Subadvisor”) for the Fund. The Advisor does not expect to independently identify securities for investment for the Fund. Instead, each Subadvisor is responsible for providing the Advisor with a model portfolio, which the Advisor will implement in its discretion in managing the Fund. The Advisor is solely responsible for implementing each strategy, which includes buying and selling securities as recommended by each Subadvisor. The Advisor in its discretion may decline to implement a Subadvisor’s recommendations under certain circumstances, including when the recommended securities are not available in the specific quantities or prices sought by the Subadvisor or when purchasing such securities in conjunction with the Fund’s existing holdings would violate an investment restriction of the Fund.
The Advisor is responsible for determining the allocation of the Fund’s assets among each Subadvisor’s strategy. The Advisor will adjust those allocations over time based upon its qualitative and quantitative assessment of each strategy and how those strategies work in combination to produce idiosyncratic alpha (i.e. returns resulting from stock selection rather than shifts in the broader market) that compounds over time. Under normal circumstances, the Advisor expects to review the allocations to each Subadvisor’s strategy quarterly.
The Advisor has selected Connacht Asset Management, LP (“Connacht”), Copeland Capital Management, LLC (“Copeland”), Granahan Investment Management, LLC (“Granahan”), Huber Capital Management, LLC (“Huber”) and Reinhart Partners, Inc. (“Reinhart”) to each serve as a Subadvisor to the Fund.
Each Subadvisor has its own process for identifying and evaluating companies and will act independently from the other Subadvisors. A Subadvisor will generally identify securities for its model portfolio by analyzing issuers based on factors such as financial performance, industry position, growth expectations or other investment considerations. A Subadvisor will remove securities from its model portfolio for which its outlook has changed or when it has identified more attractive investment prospects. The factors considered and the importance of various considerations varies by Subadvisor.
The Fund may invest in securities issued by real estate investment trusts (REITs). The Fund may also invest in securities of foreign issuers. Foreign securities are typically expected to represent approximately 5% or fewer of the Fund’s assets. The Fund may

Summary Prospectus
Harbor Small Cap Explorer ETF

also invest in American Depositary Receipts (ADRs), which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first six risks) include:
Small Cap Risk: The Fund’s performance may be more volatile because it invests primarily in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Multi-Manager Risk: The Subadvisors’ investment styles and security recommendations may not always be complementary, which could affect the performance of the Fund. Moreover, the allocation of Fund assets among Subadvisors may lead the Fund to underperform relative to how it could have performed with a different allocation between Subadvisors.
Non-Discretionary Implementation Risk: Because the Fund is managed pursuant to model portfolios provided by non-discretionary Subadvisors that construct the model portfolios but have no authority to effect trades for the Fund’s portfolio, it is expected that the Advisor will effect trades on a periodic basis as the Advisor receives the model portfolios, and therefore less frequently than would typically be the case if the Fund employed discretionary subadvisors that effected trades for the Fund’s portfolio directly. Given that values of investments change with market conditions, a trade may ultimately be less advantageous for the Fund at the time of implementation than it would have been if it were implemented at the time the non-discretionary Subadvisor included it in its model portfolio. This could cause the Fund’s return to be lower than if the Fund employed discretionary subadvisors.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The

Summary Prospectus
Harbor Small Cap Explorer ETF

Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can only be purchased and redeemed in Creation Units , and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
REIT Risk: Investing in REITs will subject the Fund to additional risks.  The REITs in which the Fund invests may decline in value as a result of factors affecting the real estate sector, such as changes in real estate values, changes in property taxes and government regulation affecting zoning, land use and rents, changes in interest rates, changes in the cash flow of underlying real estate assets, levels of occupancy, and market conditions, as well as the management skill and creditworthiness of the issuer.  Investments in REITs are also subject to additional risks, including the risk that REITs are unable to generate cash flow to make distributions to unitholders and fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended.
Selection Risk: The Subadvisors' judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Advisor potentially will be prevented from implementing model portfolio recommendations at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Advisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Advisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
Because the Fund is newly organized and does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Portfolio Managers
The  portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Jason M. Alonzo, Portfolio Manager at Harbor Capital Advisors, Inc., has managed the Fund since 2023.
Lindsey J. Houghton, Managing Director and Portfolio Manager at Harbor Capital Advisors, Inc., has managed the Fund since 2023.
Spenser P. Lerner, CFA, Head of Multi-Asset Solutions, Managing Director and Portfolio Manager of Harbor Capital Advisors, Inc., has managed the Fund since 2023.
Justin Menne, Portfolio Manager at Harbor Capital Advisors, Inc., has managed the Fund since 2023.
Jake Schurmeier, Portfolio Manager at Harbor Capital Advisors, Inc., has managed the Fund since 2023.

Subadvisors
The Advisor has engaged Connacht Asset Management, LP; Copeland Capital Management, LLC; Granahan Investment Management, LLC; Huber Capital Management, LLC; and Reinhart Partners, Inc. as subadvisors since 2023 to provide investment management services to the Fund on a non-discretionary basis.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.

Summary Prospectus
Harbor Small Cap Explorer ETF

Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

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Summary Prospectus
Harbor Small Cap Explorer ETF
April 6, 2023
Exchange	Ticker

NYSE Arca, Inc.	QWST

ETF.SP.QWST.0423
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302